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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 8, 2003 (November 20, 2003)

                           LIFESTYLE INNOVATIONS, INC.

             (Exact name of registrant as specified in its charter)

           Nevada                                             001-04026
-----------------------------                          ------------------------
(State or other jurisdiction                           (Commission File Number)
      of incorporation)

                                   82-6008727
                -------------------------------------------------
                      (IRS Employer Identification Number)

HAMPDEN BUSINESS CENTER, 3535 S. PLATTE RIVER DRIVE, UNIT D, ENGLEWOOD, CO 80110
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

           3801 WILLIAM D. TATE AVENUE, SUITE 100, GRAPEVINE, TX 76051
           -----------------------------------------------------------
           (Former address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 762-0100

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective November 15, 2003, pursuant to an Asset Purchase Agreement executed November 20, 2003 Lifestyle Innovations, Inc. ("LifeStyle"), a Nevada corporation, through its wholly owned subsidiary SYSLYNC Colorado, Inc. ("SYSLYNC"), a Colorado corporation, completed the acquisition of the majority of assets of HomeSync Corporation ("HomeSync"), a Delaware corporation, by assuming certain liabilities. The total purchase price will be the amount of the assumed liabilities, which is approximately $750,000. The acquisition will be accounted for using the purchase method of accounting.

LifeStyle is a home entertainment and technology company that provides builders and homeowners with a single source for their audio/video, home theater, security, telephone and home automation needs. Through its 13 active franchise locations and two company-owned locations, LifeStyle works with owners of existing homes as well as with new home builders and buyers to design, integrate, and install the necessary entertainment, home automation and security products that fit their lifestyle and budget.

The acquisition of HomeSync, with its locations in Denver and Colorado Springs, allows LifeStyle to expand its home technology integration business into Colorado.

The board of directors of LifeStyle believes the merger is fair and in the best interests of its stockholders and is a result of an arm's length negotiation between the parties.


Statements in this filing about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the company's existing network will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements in this filing are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or an inability to expand direct sales operations, to establish new or maintain relationships with homebuilders, to adapt to rapidly changing technologies and developing markets, to establish LFSI's brand name, or to execute a national franchise strategy, as well as those risks and uncertainties described in the Company's other filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         No financial statements are filed herewith. The Registrant shall file any required financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

(b)      PROFORMA FINANCIAL INFORMATION

         Required proforma financial information will be filed by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

(c)      EXHIBITS

10.1 Asset Purchase Agreement by and between HomeSync Corporation, a Delaware corporation, and SYSLYNC Colorado, Inc., a Colorado corporation, and a wholly owned subsidiary of LifeStyle Innovations, Inc. The Registrant has not filed the exhibits and schedules to the Asset Purchase Agreement on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    Lifestyle Innovations, Inc.


Date: December 8, 2003                              By: /s/ Ron Pitcock
                                                     --------------------------
                                                    Ron Pitcock,
                                                    Chief Executive Officer

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                                  EXHIBIT INDEX



Exhibit                             Description                             Page
  No.                                                                       No.

10.1     Asset Purchase Agreement by and between HomeSync Corporation, a Delaware corporation, and SYSLYNC Colorado, Inc., a Colorado corporation, and a wholly owned subsidiary of LifeStyle
         Innovations, Inc. The Registrant has not filed the exhibits and schedules to the Asset Purchase Agreement on the basis that these are not material for the purpose of this filing;
         however, Registrant agrees to furnish such documents to the
         Securities and Exchange Commission upon request.                   5-15


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